EXHIBIT 23.2

                    CERTIFIED INDEPENDENT AUDITOR'S CONSENT




The Board of Directors
The Continental Orinoco Company, Inc.
(formerly Pontus Industries, Inc.)


          We consent to the use of our reports incorporated herein by reference in the Registration Statement on Form S-8.



                                             /s/ MICHAEL R. DROGIN
                                             ------------------------------
                                             Michael R. Drogin, CPA, P.C.


Hicksville, New York
July 23, 1996